SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                   June 14, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01   ENTRY TO A MATERIAL DEFINITIVE AGREEMENT

         On January 28, 2005, The Procter & Gamble Company ("Company" or "P&G") announced its proposed merger with The Gillette Company ("Gillette"). The closing of the transaction, which is subject to shareholder and regulatory approval and other conditions, is expected to occur in fall, 2005. P&G's Board of Directors and management are confident that combining P&G and Gillette will create substantial and sustainable shareholder value over the long term. Near term, the Company must focus on the successful integration of the Gillette business and delivery of growth and cost synergies, while maintaining momentum in the core businesses. The dilutive impact of the acquisition is expected to reduce P&G earnings by 25 to 35 cents per share in the first year following closing, and 5 to 10 cents per share in the second year following closing. In the third year following closing, the acquisition is expected to add 1 to 5 cents per share.

         The near term impacts of the proposed transaction caused the Board's Compensation & Leadership Development Committee ("Committee") to re-consider certain aspects of P&G's incentive compensation programs, during meetings on May 19, 2005 and June 14, 2005. Subject to closing of the transaction, the Committee approved at its June 14, 2005, meeting modifications to the Company's Short Term Achievement Reward Program ("STAR") and Business Growth Program ("BGP") as described below and in the documents attached hereto.

         STAR is the Company's annual incentive program. Awards are made within the authority of the Additional Remuneration Plan, which dates back to 1949, and the 2001 Stock and Incentive Compensation Plan ("2001 Stock Plan). Historically, STAR awards have been based on two factors -- overall Company results and specific business unit results. In view of the importance of successfully integrating the Gillette acquisition, an additional factor will be used in determining STAR awards beginning fiscal year 2005/06. This 'Gillette Factor' will be determined by assessing performance during the fiscal year on various metrics related to integration goals including: sustaining the overall health of both the P&G and Gillette businesses during this period (based on market share and earnings progress); achieving sales, research and administrative budget and synergy objectives; meeting enrollment reduction targets; and staying within integration cost and restructuring estimates. This will put payments for all STAR participants at risk based on the achievement of integration goals. Under the revised STAR plan, participants may end up earning more or less than they would have without this change.

         BGP is a three-year performance program under the authority of the Additional Remuneration Plan and the 2001 Stock Plan. Approximately 35 senior executive officers were included in BGP for the period from July 1, 2004 through June 30, 2007. Each was assigned a target amount for the performance period. Taken together, stock options at target and BGP at target represent total long-term incentive compensation equal to the median long-term incentive of P&G's compensation survey group for comparable positions. The Committee determines actual BGP awards based on an assessment of Company performance versus pre-established financial measures for diluted earnings per share ("EPS") growth and operating total shareholder return ("OTSR").

         The Committee believes P&G's compensation programs should continue to be directly linked to business results and remain consistent with shareholder interests following the Gillette merger. Accordingly, the Committee will discontinue the current three-year BGP cycle at the end of its first year (June 30, 2005). In its place, the Committee will establish a new three-year cycle, beginning July 1, 2005. The Committee will restart the program cycle so that senior management compensation for the combined company is linked more directly to the success of the Gillette integration. By starting a new BGP cycle, the Committee will ensure that management compensation reflects results of all the Company's businesses, including those acquired from Gillette. More specifically, management will be incented to minimize the dilution of EPS in the first two years following closing and deliver accretive EPS in the third year following closing. The program will pay out at target compensation levels for the full three-year period only if, by the third year following closing, the Company achieves its Operating Total Shareholder Return goal and delivers three-year 10% compound EPS growth for P&G's current business, while also achieving its accretion goal for Gillette. Consequently, management compensation will be at risk to achieve the profitable growth objectives of both Gillette and current P&G. Depending on actual results, participants may earn more or less than target.

         The Committee has approved funding formulas covering STAR and BGP awards to named executive officers. These formulas qualify the payments as performance-based compensation under Section 162(m) of the Internal Revenue Code, thereby preserving tax deductibility.

         More detailed descriptions of STAR and BGP, as modified, are attached as Exhibit 10-1 hereto, together with related correspondence and grant materials.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed merger, The Procter & Gamble Company ("P&G") has filed a registration statement on Form S-4 on May 26, 2005 with the Securities and Exchange Commission (Registration No. 333-123309), containing a definitive joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed by P&G and The Gillette Company ("Gillette") with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the definitive joint proxy statement/prospectus and each company's other filings with the Commission may also be obtained from the respective companies. Free copies of P&G's filings may be obtained by directing a request to P&G Investor Relations at 513-983-2415. Free copies of Gillette's filings may be obtained by directing a request to Gillette Investor Relations at 617-421-8172.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

     P&G, Gillette and their respective directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of P&G's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by P&G with the Commission on August 27, 2004, and information concerning persons who may be considered participants in the solicitation of Gillette's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by Gillette with the Commission on March 30, 2005.

FORWARD-LOOKING STATEMENTS

     All statements, other than statements of historical fact included in this release, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including with respect to lower income consumers and growing existing sales and volume profitably despite high levels of competitive activity, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully execute, manage and integrate key acquisitions and mergers, including (i) the Domination and Profit Transfer Agreement with Wella, and (ii) the Company's agreement to merge with The Gillette Company, including obtaining the related required shareholder and regulatory approvals; (3) the ability to manage and maintain key customer relationships; (4) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (5) the ability to successfully manage regulatory, tax and legal matters (including product liability, patent, and other intellectual property matters), and to resolve pending matters within current estimates; (6) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the Company's outsourcing projects; (7) the ability to successfully manage currency (including currency issues in volatile countries), debt (including debt related to the Company's announced plan to repurchase shares of the Company's stock), interest rate and certain commodity cost exposures; (8) the ability to manage the continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, as well as any political and/or economic uncertainty and disruptions due to terrorist activities; (9) the ability to successfully manage the pattern of sales, including the variation in sales volume within periods; (10) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products;
(11) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (12) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (13) the ability to stay close to consumers in an era of increased media fragmentation; and (14) the ability to stay on the leading edge of innovation. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ CHRIS B. WALTHER
                                       -------------------------------------
                                       Chris B. Walther, Associate General
                                       Counsel and Assistant Secretary
                                       June 20, 2005


                                    EXHIBITS

Exhibit 10-1 with related correspondence and grant materials.